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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): January 28, 1998


                                    ULTRAFEM, INC.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



        Delaware                      0-27576                 33-0435037
---------------------------  -------------------------  ----------------------
(State or otherjurisdiction   (Commission File Number)        (IRS Employer
   of incorporation)                                        Identification No.)

         805 Third Avenue, 17th Floor, New York, New York     10022
    ----------------------------------------------------------------------
      (Address of principal executive offices)              (Zip Code)


    Registrant's telephone number, including area code:  (212) 446-1400



                                  NOT APPLICABLE
           ------------------------------------------------------------
           (Former name or former address, if changed since last report)



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Item 5.   Other Events.

          On January 28, 1998, Ultrafem, Inc. issued the press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               99.2 Press Release of Ultrafem, Inc. dated January 28, 1998.









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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ULTRAFEM, INC.
                                   (Registrant)


Dated:   January 30, 1998          By:  /s/ Dori M. Reap
                                      ------------------------------------
                                       Dori M. Reap
                                       Office of the Chief Executive,
                                       Senior Vice President, Finance and
                                       Administration, Secretary and Chief
                                       Financial Officer





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                                 INDEX TO EXHIBITS


Exhibit No.                                            Page No.
-----------                                            --------

99.2 Press Release of Ultrafem, Inc.
     dated January 28, 1998







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